Exhibit 10.3

                               EXCHANGE AGREEMENT


      This Exchange Agreement (this "Agreement") is entered into as of May 31, 2005, by and among YTMJ, LLC, a Delaware limited liability company ("YTMJ"), Caerus, Inc., a Delaware corporation ("Caerus") and its wholly owned subsidiaries, Volo Communications, Inc., a Delaware corporation ("Volo"), Caerus Billing, Inc., a Delaware corporation ("Caerus Billing"), Caerus Networks, Inc., a Delaware corporation ("Caerus Networks"; Caerus, Volo, Caerus Billing and Caerus Networks are hereinafter referred to collectively as the "Borrowers") and VoIP, Inc., a Delaware corporation ("VoIP"). YTMJ, the Borrowers and VoIP are referred to collectively herein as the "Parties."

      WHEREAS, YTMJ is the holder of a) that certain Subordinated Promissory Note, dated July 23, 2004, in the principal amount of one-million dollars ($1,000,000.00) ("Note 1") by and among YTMJ and the Borrowers, and b) that certain Subordinated Promissory Note, dated October 1, 2004, in the principal amount of eight-hundred and thirty thousand dollars ($830,000.00) by and among YTMJ and the Borrowers ("Note 2"; Note 1 and Note 2 are collectively, the "YTMJ Notes");

      WHEREAS, YTMJ and the Borrowers have entered into that certain Security Agreement (the "Security Agreement"), dated November 16, 2004, in order to secure payment of the indebtedness of the Borrowers to YTMJ under the YTMJ Notes; and

      WHEREAS, Caerus and VoIP intend to enter into that certain Agreement and Plan of Merger (the "Merger Agreement"), dated May 27, 2005, pursuant to which Caerus will merge with a wholly owned subsidiary of VoIP and as a condition thereto, the Parties desire to convert the YTMJ Notes into equity securities issued by VoIP.

      Now, therefore, in consideration of the representations and covenants contained herein, the Parties agree as follows.

1. At the Effective Time (as defined in the Merger Agreement), YTMJ hereby agrees to exchange the YTMJ Notes, including the principal amounts of the YTMJ Notes and the accrued and unpaid interest thereon, in the aggregate amount of $166,477.80 (the "Interest") into shares of the common stock, par value $0.001 per share (the "VoIP Shares"). The YTMJ Notes shall be converted into a number of VoIP shares equal to (i) the sum of (x) the aggregate principal amounts of the YTMJ Notes plus (y) the Interest, divided by (ii) $1.23 (the "YTMJ Note Shares,"). YTMJ acknowledges and agrees that the YTMJ Note Shares will not be registered under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), will constitute restricted securities within the meaning of the Securities Act and will contain restrictive legends reciting prohibitions on the transfer of such shares to the extent required by the Securities Act and applicable state law.

2. As a condition to the receipt by YTMJ of the YTMJ Shares, YTMJ shall deliver the original YTMJ Notes to Caerus for cancellation and shall have no further rights to receive any amounts due thereunder.

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3.    Concurrently herewith, VoIP shall enter into a Registration Rights
      Agreement with YTMJ, in the form attached hereto as Exhibit A.

4. VoIp hereby grants board observation rights to Malcolm Jones (the "Observer"). The Obrserver shall be entitled to attend all meetings of the Board of Directors of VoIP and receive the same information and materials as the other members of the Board of Directors in connection with such meetings; provided, however, that the Board of Directors of VoIP, in its sole discretion, may exclude the Observer from all or part of any meeting and redact such materials in order to preserve attorney client privilege, confidential information or trade secrets. The Observer shall be required to enter into a Confidentiality and Nondisclosure Agreement with VoIP.

5. YTMJ and the Borrowers hereby agree to terminate the Security Agreement and YTMJ disclaims any and all rights to which it is entitled to thereunder. YTMJ further agrees to make the necessary filings and to take any and all actions necessary to terminate its UCC-1 Financing Statements, and other documents, which perfect YTMJ's Security Interest (as defined in the Security Agreement) under the Security Agreement.

6. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

7. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Florida.

                       [Signatures on the following page]


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      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.


                                    YTMJ, LLC

                                    By:    /s/ Malcolm Jones
                                       ----------------------------------------
                                    Name:  Malcolm Jones
                                         --------------------------------------
                                    Title:  Manager
                                          -------------------------------------

                                    VOIP, INC.

                                    By:    /s/ Steven Ivester
                                       ----------------------------------------
                                    Name:  Steven Ivester
                                         --------------------------------------
                                    Title:  CEO
                                          -------------------------------------

                                    Borrowers:

                                    CAERUS, INC.

                                    By:    /s/ Shawn M. Lewis
                                       ----------------------------------------
                                    Name: Shawn M. Lewis
                                         --------------------------------------
                                    Title:  President
                                          -------------------------------------

                                    VOLO COMMUNICATIONS, INC.

                                    By:     /s/ Shawn M. Lewis
                                       ----------------------------------------
                                    Name:  Shawn M. Lewis
                                         --------------------------------------
                                    Title:  President
                                            -----------------------------------

                                    CAERUS BILLING, INC.

                                    By:     /s/ Shawn M. Lewis
                                       ----------------------------------------
                                    Name:  Shawn M. Lewis
                                         --------------------------------------
                                    Title: President
                                          -------------------------------------

                                    CAERUS NETWORKS, INC.

                                    By:     /s/ Shawn M. Lewis
                                       ----------------------------------------
                                    Name: Shawn M. Lewis
                                         --------------------------------------
                                    Title: President
                                          -------------------------------------


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                                    EXHIBIT A